Visa Inc. Fiscal Third Quarter Financial Results July 27, 2011 Exhibit 99.2

Fiscal Third Quarter 2011 Financial Results 2
Forward-Looking Information
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These
statements can be identified by the terms “expect,” “ will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited  to, statements we make about gross and net revenue, incentive payments, expenses, operating  margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact  nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify.
Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
the impact of timing and new laws, regulations and marketplace barriers, particularly the rules promulgated under the Wall Street Reform and
Consumer Protection Act, including those affecting:
–
rules expanding issuers’ and retailers’ choice among debit payment networks;
–
rules capping debit interchange rates;
–
the spread of regulation of debit payments to credit and other product categories;
–
the spread of U.S. regulations to other countries;
–
rules about consumer privacy and data use and security; and
–
designation as a systemically important payment system;
•
developments in current or future disputes and our ability to absorb their impact, including interchange, currency conversion, and tax;
•
macroeconomic factors such as:
–
global economic, political, health, environmental and other conditions;
–
cross-border activity and currency exchange rates; and
–
material changes in our clients’ performance compared to our estimates;
•
industry and systemic developments, such as:
–
competitive pressure on client pricing and in the payments industry generally;
–
bank and merchant consolidation and their increased focus on payment card costs;
–
disintermediation from the payments value stream through government actions or bilateral agreements;
–
adverse changes in our relationships and reputation;
–
our clients’ failure to fund settlement obligations we have guaranteed;
–
disruption of our transaction processing systems or the inability to process transactions efficiently;
–
rapid technological developments;
–
account data breaches and increased fraudulent and other illegal activity involving our cards; and
–
issues arising at Visa Europe, including failure to maintain interoperability between our systems;
•
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•
loss of organizational effectiveness or key employees;
•
failure to integrate successfully CyberSource, PlaySpan, Fundamo  or other acquisitions;
•
changes in accounting principles or treatment; and
the other factors discussed in our most recent Annual Report on Form 10-K on file with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Solid Fiscal Third Quarter Results
• Strong operating revenues of $2.3 billion, up 14% over prior year
• Adjusted quarterly net income of $883 million, up 23%, and adjusted diluted earnings per share of $1.26, up 29% over prior year
• Continued positive secular trends and spending momentum contributed to double-digit growth year over year in key underlying business drivers for the sixth consecutive quarter
• Repurchased 13.7 million shares at an average price of $77.36 for a total cost of $1.1 billion.
Fiscal Third Quarter 2011 Financial Results
3

Fiscal Third Quarter 2011 Financial Results 4
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
ROW =
2010
2011
YOY Change
(nominal)
15% 17%
16%
YOY Change
(constant)
13%
11%
16%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW  51
ROW
318
ROW
318
U.S.
427
U.S.
477
ROW
385
U.S.
182
266
ROW
U.S.
245
U.S.
278
ROW  68
U.S.
199
745
862
449
517
296
345
Total Visa Inc.
Credit Debit
Rest of World

Fiscal Third Quarter 2011 Financial Results 5
ROW  55
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
ROW
333
ROW
348
U.S.
469
U.S.
518
ROW
422
U.S.
204
277
ROW
U.S.
224
U.S.
266
U.S.
295
ROW 75
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
19% 15%
17%
YOY Change
(constant)
13%
13%
14%
ROW = Rest of World
2010
2011
Total Visa Inc. Credit Debit
802
941
481
571
321
369

Fiscal Third Quarter 2011 Financial Results 6
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2010
2011
YOY Change
(nominal)
12% 18% 32% 11% 34%
YOY Change
(constant)
12% 12% 26% 7% 31%
427
477
195
230
58
77
43
48
23
30
United States Asia Pacific Latin America and
Caribbean
Canada
Central and Eastern
Europe, Middle East
and Africa

Fiscal Third Quarter 2011 Financial Results 7
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
10% 24% 38% 14% 43%
YOY Change
(constant)
10% 14% 29% 8% 37%
2010
2011
469
518
198
62
246
86
48
55
24
35
United States
Asia Pacific
Latin America and
Caribbean
Canada
Central and Eastern
Europe, Middle East
and Africa
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.

Fiscal Third Quarter 2011 Financial Results 8
11,721
16,118
10,648
17,582
13,038
18,046
12,040
19,400
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
Quarter ended March
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
Quarter ended June
Debit
65%
Credit
35%
Credit
36%
Debit
64%
Credit
35%
Debit
65%
Credit
35%
Debit
65%
YOY
Change
12% 13% 10% 11%
2010
2011

Fiscal Third Quarter 2011 Financial Results 9
Quarter ended March
in millions, except percentages
Total Cards
YOY
Change
(2)% 6% 2%
Note: From time to time, previously submitted card information may be updated. Prior year card information presented has not been updated, as changes made are not material.
2010
2011
Credit
Debit Visa Inc.
774
760
1,870
1,825
1,051
1,110

Fiscal Third Quarter 2011 Financial Results 10
Revenue – Q3 2011
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
14% 14% 14%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011
2,770
2,422
2,029
2,322
(393)
(448)

Fiscal Third Quarter 2011 Financial Results 11
Revenue Detail – Q3 2011
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
YOY
Change
21% 12% 15% (10)%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011
873
1,055
792
886
574
662
183
167

Fiscal Third Quarter 2011 Financial Results 12
Operating Margin – Q3 2011
US$ in millions, except percentages
YOY
Change
2 ppt 14% 10% 18%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011
58%
56%
Operating Margin
2,029
2,322
892
977
1,137
1,345
Net Operating
Revenues
Operating Income
Total Operating
Expenses

Fiscal Third Quarter 2011 Financial Results 13
US$ in millions, except percentages
Personnel
Network
and
Processing
Marketing
Professional
Fees
Depreciation
and
Amortization
General
and
Administrative
YOY
Change
27% (12)% (9)% 9% 18% 32%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011
Operating Expenses – Q3 2011
285
363
103
277
91
251
77
84
63
74
87
114

Fiscal Third Quarter 2011 Financial Results 14
Other Income (Expense)
US$ in millions
The following table presents components of our other income (expense).
Three Months Ended
June 30, 2011
Gain on sale of investment in CBSS 85 $
Revaluation of Visa Europe put option 122
Other
(1)
(9)
Total other income 198 $
(1) Amount primarily represents interest expense, other investment income and the accretion associated with litigation settlements to be paid over periods longer than one year.

Fiscal Third Quarter 2011 Financial Results 15
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.7 billion at the end of the fiscal third quarter which includes $2.9 billion of restricted cash in the litigation escrow account
• Total free cash flow of $1.4 billion for the fiscal third quarter and adjusted free cash flow of $1.3 billion after the Fundamo acquisition
• Capital expenditures of $89 million during the fiscal third quarter
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Third Quarter 2011 Financial Results 16
Less than
$900 million
Marketing expenses
Financial Metrics for Fiscal Year 2011
Annual operating margin
About 60%
Top end of the
16% to 16.5%
range
Client incentives as % of gross revenues
Annual net revenue growth
11% to 15%
range

Fiscal Third Quarter 2011 Financial Results 17
Financial Metrics for Fiscal Year 2011
Capital expenditures
Moderately
above
$300 million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate, excluding the revaluation of the
Visa Europe put option
36.5% to 37%
range
Annual free cash flow
$3 billion +

Fiscal Third Quarter 2011 Financial Results 18
Financial Metrics for Fiscal Year 2012
Mid to high
teens
Annual diluted class A common stock earnings
per share growth
Annual net revenue growth
High single to
low double digit
range

Appendix Reconciliation of Non-GAAP Measures

Fiscal Third Quarter 2011 Financial Results
Adjusted Net Income and Earnings
US$ in millions, except per share data
Management believes the presentation of adjusted net income and diluted earnings per share provides a clearer understanding of our operating performance for the periods. The revaluation of the Visa Europe put option resulted in non-cash, non-operating income during the three months ended June 30, 2011. The reduction in the fair value of the put option was primarily the result of declines in our estimated long-term price-to-earnings ratio and does not reflect any change in the likelihood that Visa Europe will exercise its option.  Management therefore believes that the resulting non-operating income recorded during the third quarter of fiscal 2011 is not indicative of Visa’s performance in the current or future periods.
A1
(1) Non-cash, non-operating income resulting from the revaluation of this financial instrument is not subject to tax.
(1)
Three Months
Ended June 30,
2011
Nine Months Ended
June 30, 2011
Net income attributable to Visa Inc. (as reported) 1,005 $                      2,770 $
Revaluation of Visa Europe Put option (122)                           (122)
Adjusted net income attributable to Visa Inc. 883 $                         2,648 $
Weighted average number of diluted shares outstanding  (as reported) 704                             712
Adjusted diluted earnings per share 1.26 $                        3.72 $
Diluted earnings per share (as reported) 1.43 $                        3.89 $
Impact of the revaluation of Visa Europe put option 0.17 $                        0.17 $

Fiscal Third Quarter 2011 Financial Results
Calculation of Free Cash Flow
US$ in millions
(1) Includes changes in client incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Calculation of Free Cash Flow
US$ in millions
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,005 2,770
Capital Assets + Depreciation and amortization 74 211
- Capital expenditures (89) (15) (236) (25)
Litigation
+ Litigation provision - 6
+ Accretion expense 2 9
- Settlement payments (70) (212)
+ Settlement payments funded by litigation escrow 70 2 210 13
Share-based Compensation
+ Share-based compensation 32 122
Pension
+ Pension expense 8 24
- Pension contribution - 8 - 24
Taxes
+ Income tax expense 539 1,534
- Income taxes paid (236) 303 (1,251) 283
Visa Europe Put Option
- Fair Value Adjustment (122) (122)
Changes in Working Capital
(1)
+/- Changes in other working capital accounts 206 51
Total Free Cash Flow 1,419 3,116
Less: PlaySpan and Fundamo
Acquisitions
- Purchase consideration, net of cash received (106) (268)
Adjusted Free Cash Flow 1,313 2,848
Three Months Ended
June 30, 2011
Nine Months Ended
June 30, 2011
A2

Fiscal Third Quarter 2011 Financial Results
Impact of PlaySpan Acquisition
US$ in millions, except per share data
The following table presents the impact of the PlaySpan acquisition on Visa’s adjusted diluted earnings per share.
A3
(1)
(2)
(3) Represents tax rate applicable to PlaySpan.
(4)
(5)
Operating revenues recognized by Visa related to PlaySpan transactions.  Amount primarily represents data processing revenues.
Operating expenses incurred by Visa related to PlaySpan.  Amounts incurred subsequent to the acquisition primarily represent personnel, amortization of intangibles and normal operating expenses.
Amount primarily represents professional fees related to closing the transaction and some minor compensation expense, which are non-deductible for tax purposes.
See slide A1 for a reconciliation of adjusted diluted earnings per share to GAAP diluted earnings per share.
Three Months Ended
June 30, 2011
Net income attributable to Visa Inc. (as reported) 1,005 $
Revaluation of Visa Europe put option (122)
Adjusted net income attributable to Visa Inc. 883
Taxable PlaySpan adjustments:
Less: Operating revenue
(1)
(6)
Addback: Deductible operating expenses
(2)
15
Subtotal of taxable adjustments 9
Tax rate
(3)
40%
Tax impact of adjustments (4)
Impact of taxable PlaySpan adjustments 5
Addback: Non-deductible adjustments
(4)
3
Impact of PlaySpan 8
Adjusted net income attributable to Visa Inc. 891 $
Weighted average number of diluted shares outstanding  (as reported) 704
Adjusted diluted earnings per share, excluding impact of PlaySpan  acquisition 1.27 $
Adjusted diluted earnings per share
(5)
1.26 $
Impact of PlaySpan acquisition (0.01) $

Fiscal Third Quarter 2011 Financial Results
Impact of Fundamo Acquisition
US$ in millions, except per share data
The following table presents the impact of the Fundamo acquisition on Visa’s adjusted diluted earnings per share.
(1)
(2)
See slide A1 for a reconciliation of adjusted diluted earnings per share to GAAP diluted earnings per share.
Represents the net operating results of Fundamo recognized by Visa since the acquisition in June 2011.
Three Months Ended
June 30, 2011
Net income attributable to Visa Inc. (as reported) 1,005 $
Revaluation of Visa Europe Put option (122)
Adjusted net income attributable to Visa Inc. 883
After tax impact of Fundamo
(1)
4
Adjusted net income attributable to Visa Inc. 887 $
Weighted average number of diluted shares outstanding  (as reported) 704
Adjusted diluted earnings per share, excluding impact of Fundamo acquisition 1.27 $
Adjusted diluted earnings per share
(2)
1.26 $
Impact of Fundamo acquisition (0.01) $
A4